[Graphic]
Federated Investors

Federated Equity Income Fund, Inc.

12TH SEMI-ANNUAL REPORT
SEPTEMBER 30, 1998

ESTABLISHED 1986


PRESIDENT'S MESSAGE

Dear Fellow Shareholder:

Federated Equity Income Fund, Inc. was created in 1986, and I am pleased to present its 12th Semi-Annual Report. As of September 30, 1998, this fund's assets of $2.1 billion were invested as follows: 79% in high-quality, historically good dividend-paying stocks, 17% in convertible securities, and a 4% cash position. As of September 30, 1998, over 136,000 shareholders owned an interest in 76 stocks and 20 convertible issues. These issues were selected for income and for their future growth opportunities.

This report covers the first half of the fund's fiscal year which is the six-month period from April 1, 1998 through September 30, 1998. It begins with a discussion with the fund's portfolio manager, Linda A. Duessel, Vice President of Federated Advisers. Following her discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a listing of the fund's high dividend-paying holdings, and third is the publication of the fund's financial statements.

On September 30, 1998, the fund's diversified holdings included 96 stocks and convertible securities across 12 major industry sectors. They included such well-known names as: Bristol-Myers Squibb, Chase Manhattan, DuPont, Ford Motors, General Electric, H.J. Heinz, General Mills, Intel and Xerox.

After an unprecedented period of strong returns, the U.S. stock market recorded negative performance during the six-month reporting period that resulted from investor concern over foreign economic and political turmoil. During the reporting period, share net asset value declined although the impact was tempered by the fund's strong dividend orientation. In the fund's history, there have been other periods of share price declines (i.e., in calendar year 1987, the fund's investment results decreased 9.07%, followed by a 36.09% increase in share value in 1988. Again, in calandar year 1990, the fund's share value experienced a decline of 12.45% followed in 1991 by a 42.20% increase).

Owning good dividend-paying stocks, for the long-term, has been positive, however, there are always times that remind us of risk as well as reward. In managing your fund's assets, we keep to our simple disciplines and work harder in the portfolio selections. The fund's strategy of focusing on stocks with historically reliable and consistent earnings, and defensive investments such as higher yielding convertible securities, has been successful as the fund has outperformed the Standard and Poor's ("S&P") 500 Index* in 35 of the 37 market corrections of 2.00% or more since 1990.

  * The S&P 500 Index is an unmanaged index of common stocks in industry, transportation, and financial and public utility companies. Investments cannot be made in an index.

Individual share class total return performance for the six-month period, including income dividends and capital gains, follows.**
                   TOTAL      INCOME      CAPITAL          NET ASSET
                  RETURN   DISTRIBUTIONS   GAINS         VALUE CHANGE
Class A Shares    (7.65%)     $0.15        $0.29    $19.14 to $17.27 = (10%)
Class B Shares    (8.00%)     $0.08        $0.29    $19.15 to $17.28 = (10%)
Class C Shares    (8.00%)     $0.08        $0.29    $19.15 to $17.28 = (10%)
Class F Shares    (7.77%)     $0.12        $0.29    $19.15 to $17.28 = (10%)


I recommend that you add to your account on a regular basis. Please take a few moments to review the fund's broad array of holdings. I believe you will be rewarded in the ownership of these great corporations.

Remember, reinvesting your Federated Equity Income Fund, Inc. earnings is a convenient way to build the value of your account and see the number of shares increase each month.+ Reinvesting brings into play the benefit of monthly compounding of shares.

Thank you for your continued support of Federated Equity Income Fund, Inc. and, as always, we welcome your comments and suggestions.

Very sincerely yours,

[Graphic]
Richard B. Fisher
President
November 15, 1998

** Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price, for Class A, B, C, and F Shares were (12.72%), (13.06%), (8.91%), and (9.57%), respectively.

+ Systematic investing does not ensure a profit or protect against loss in declining markets.


INVESTMENT REVIEW
[Graphic]
Linda A. Duessel
Vice President
Federated Advisers

[Graphic]

LINDA, THERE HAS BEEN A MARKET CORRECTION, STOCK PRICES ARE DOWN,
AND INVESTORS ARE CAUTIOUS. WHAT DO YOU SEE?

Indeed, after completing one of the strongest first quarters in 50 years, the market traded down in a choppy pattern for much of the second quarter of 1998. In the period between April 1, 1998 and September 30, 1998, New York Stock Exchange issues declined in value on average 30%-40%. That is a correction, and that is the bad news.

The good news is that the stock market is made up of individual stocks with good and bad earnings outlooks, and prices really just reflect investors' views of future corporate earnings. The third quarter of 1998 was among the most unsettling in recent times, as the market peaked in mid-July. As we predicted in previous reports, this market is indeed showing the extent to which the financial crises around the world are affecting U.S. companies. There are not many industries whose earnings growth have not been negatively affected by international events, and it is certainly true in the financial sector.

To help calm investors' fears, the Federal Reserve Board (the "Fed") has signaled its intent to aid the markets by its two recent 25 basis points reductions in short-term interest rates. This may be just the beginning of a series of Fed easings. The unanswered question is whether this effort will strengthen the U.S. economy, which shows signs of slowing.
If not, our economy may face a recession.

[Graphic]

HOW DID FEDERATED EQUITY INCOME FUND, INC. PERFORM FOR ITS
SHAREHOLDERS IN THIS DIFFICULT ENVIRONMENT?


The fund's total returns for the six-month period ended September 30, 1998 were consistent with the (6.93%) total return of the market as represented by the S&P 500 Index, but less negative than the average equity income fund. For the six-month reporting period, the fund's Class A, B, C, and F Shares produced total returns of (7.65%), (8.00%), (8.00%), and (7.77%), respectively, based on net asset value.* These returns compared favorably to the more negative (11.16%) total return of the average equity income fund as tracked by Lipper Analytical Services, Inc.+

* Performance quoted is based on net asset value, reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price, for Class A, B, C, and F Shares were (12.72%), (13.06%), (8.91%), and (9.57%), respectively.

+ Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not reflect sales charges.

[Graphic]

WHAT ARE YOUR STRATEGIES IN THIS ENVIRONMENT?


We believe ownership of high-quality, good dividend-paying stocks are a key component of total return for stocks, and that dividends do provide a measure of support in market corrections. Additionally, the fund's utility holdings, which amount to 13.50% of the fund's assets, actually increased in value during the reporting period. Naturally other sector holdings declined, however, it is an example that ownership in high-quality, good dividend-paying stocks does work and has provided downside protection.

In managing Federated Equity Income Fund, Inc., we do not time the market, we do not create a cash position, and we do not overweight market sectors. We just do our homework in security selections for the fund.

[Graphic]

COULD YOU CITE A FEW EXAMPLES OF WHAT YOU HAVE BEEN BUYING AND SELLING RECENTLY IN THE FUND?


In the Consumer Non-Durables sector, we sold Avon Products, Inc., and we bought RJR NABISCO HOLDINGS CORP. (0.69% of net assets) at recent low prices, because of the 8% dividend yield and the exceedingly low value placed on the company's tobacco business.

In the Energy sector, we sold Unocal Corp. Conv. Pfd. as well as the Diamond Offshore Conv. Bond. We purchased BRITISH PETROLEUM (1.15% of net assets), a financially strong, leading international integrated oil company as well as USEC, INC. (1.25% of net assets), a high-yielding stock that provides enriched uranium services to commercial nuclear power plants.

In the Finance sector, we sold General RE Corp., and we purchased LINCOLN NATIONAL CORP. PRIDES (0.82% of net assets), a mandatory convertible preferred security, with a 7.25% current yield. This company is a leading life insurance company with a growing market share in the annuity business.

In the Health Care sector, we sold Bausch and Lomb, Inc. and purchased AMERICAN HOME PRODUCTS (1.92% of net assets) and BERGEN BRUNSWIG CORP. (1.33% of net assets), leading drug and drug distribution companies, respectively, which appear to be undervalued.


In the Technology sector, we sold AMP, Inc. after the stock price rose dramatically with a hostile takeover offer from Allied Signal. We purchased MOTOROLA, INC. (0.90% of net assets), a leading provider of wireless communications, semiconductors, and electronic systems components and services. We also sold Solectron Corp. Cvt. Bonds and Xilinx Cvt. Sub Notes. We purchased a basket of leading technology companies covering the major industries within the sector including:
CISCO SYSTEMS (0.51% of net assets), INTEL CORP. (0.75% of net assets), MICROSOFT CORP. CONVERTIBLE PREFERRED STOCK (2.05% of net assets), TELLABS (0.45% of net assets), and WESTERN DIGITAL CORP. COMMON STOCK (0.74% of net assets).

In the Utilities sector, we sold Ameritech Corp., and purchased GTE CORP. (1.47% of net assets), at a much more reasonable price.

[Graphic]

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF SEPTEMBER 30, 1998, AND WHAT WERE THE FUND'S INDUSTRY WEIGHTINGS?


The fund's top holdings and sector weightings were as follows:
                                                    PERCENTAGE OF
NAME                                                  NET ASSETS
Texas Utilities Co., PRIDES                              2.20%
Microsoft Corp., Conv. Pfd., Series A                    2.10%
Bristol-Myers Squibb Co.                                 2.00%
Baxter International, Inc.                               2.00%
General Mills, Inc.                                      2.00%
  American Home
  Products Corp.                                         1.90%
Abbott Laboratories                                      1.90%
Enron Corp.                                              1.80%
Merck & Co., Inc.                                        1.80%
IBM                                                      1.70%
TOTAL                                                   19.40%

                                                      PERCENTAGE
                                       PERCENTAGE OF  OF S&P 500
SECTOR                                   NET ASSETS      INDEX
Technology                                  14.60%      16.90%
Finance                                     13.80%      15.60%
Utilities                                   13.50%      11.50%
Health Care                                 12.20%      13.60%
Consumer Non-durables                       10.90%       9.60%
Energy/Minerals                              7.20%       7.50%
Producer Manufacturing                       6.60%       7.00%
Services                                     4.90%       4.90%
Retail Trade                                 4.60%       5.50%
Basic Industry                               3.70%       4.10%
Consumer Durables                            3.00%       2.90%
Transportation                               1.00%       1.10%
Other                                        4.70%       0.00%

[Graphic}
AS WE APPROACH THE END OF 1998, WHAT IS YOUR PERSPECTIVE?


We believe that the most important attribute for individual stock performance in the current environment will be corporate earnings' reliability and consistency. Our search for companies that can deliver earnings leads to the high-quality market leaders, which has been the fund's core holdings. Additionally, higher yielding convertible securities and common stocks (in groups such as utilities and real estate investment trusts) have served as defensive holdings in periods of market declines. This strategy has worked, as Federated Equity Income Fund, Inc. has outperformed the S&P 500 Index in 35 of the 37 corrections of 2.00% or more since 1990.


TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN FEDERATED EQUITY INCOME FUND,
INC.

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $12,000 IN THE CLASS A SHARES OF FEDERATED EQUITY INCOME FUND, INC. ON 12/31/86, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $48,910 ON 9/30/98. YOU WOULD HAVE EARNED A 12.71%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.


As of 9/30/98, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (6.02%), 13.32%, and 13.98%, respectively. Class B Shares' average annual 1-year and since inception (9/28/94) total returns were (6.72%) and 17.20%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (5/4/93) total returns were (2.20%), 13.77%, and 14.57%, respectively. Class F Shares' average annual 1-year and since inception (11/13/93) total returns were (2.73%) and 14.18%, respectively.**

Please Appendix A.1.

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total return stated takes into account the 5.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares, the 1.00% contingent deferred sales charge for Class C Shares, and the 1.00% sales charge and 1.00% contingent deferred sales charge for Class F Shares.


FEDERATED EQUITY INCOME FUND, INC.


ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR ELEVEN YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $30,397.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Equity Income Fund, Inc. on 12/31/86, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $12,000, but your account would have reached a total value of $30,397* by 9/30/98. You would have earned an average annual total return of 14.15%.

A practical investment plan helps you pursue growth and income through common stocks and convertible securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

Please see Appendix A.2.

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.


FEDERATED EQUITY INCOME FUND, INC.
HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR GROWTH

Eliot and Helen Barnes are a fictitious couple who share with many other investors the goal of growth from good dividend-paying stocks.

Eliot is an engineer working for a major corporation. Helen teaches school. On September 30, 1988, the Barnes invested $15,000 from maturing certificates of deposit* in the Class A Shares of Federated Equity Income Fund, Inc.

As this chart shows, over 10 years, their original investment has grown to $55,540. This represents a 13.99%** average annual total return, less the applicable sales charge. For the Barnes, that meant good performance from dividend-paying stocks in 12 industry sectors that helped their money grow.

Please see Appendix A.3.

* CDs, unlike mutual funds, are FDIC insured and offer fixed rates of return.

** This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.


FEDERATED EQUITY INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 1998 (UNAUDITED)

SHARES                                                                              VALUE
COMMON STOCKS--78.7%
               BASIC INDUSTRY--3.2%
   1,177,000   Barrick Gold Corp.                                           $    23,540,000
     945,400   Crown Cork & Seal Co., Inc.                                       25,289,450
     357,800   Du Pont (E.I.) de Nemours & Co.                                   20,081,525
               Total                                                             68,910,975
               CONSUMER DURABLES--1.9%
     910,000   Cooper Tire & Rubber Co.                                          16,380,000
     435,000   Ford Motor Co.                                                    20,417,813
      60,400   Magna International, Inc., Class A                                 3,510,750
               Total                                                             40,308,563
               CONSUMER NON-DURABLES--9.3%
     559,440   Diageo PLC, ADR                                                   20,279,700
      18,400   Dial Corp.                                                           379,500
     603,400   General Mills, Inc.                                               42,238,000
     673,250   Heinz (H.J.) Co.                                                  34,419,906
     556,100   Kimberly-Clark Corp.                                              22,522,050
     679,300   Philip Morris Cos., Inc.                                          31,290,256
     586,200   RJR Nabisco Holdings Corp.                                        14,764,913
     145,100(a)Suiza Foods Corp.                                                  4,534,375
     931,700   UST, Inc.                                                         27,543,381
               Total                                                            197,972,081
               ENERGY MINERALS--7.2%
     280,000   British Petroleum Co. PLC, ADR                                    24,430,000
     594,000   Burlington Resources, Inc.                                        22,200,750
     453,100   Exxon Corp.                                                       31,801,956
     429,800   Mobil Corp.                                                       32,637,938
   1,730,000   USEC, Inc.                                                        26,706,875
     670,000   Ultramar Diamond Shamrock Corp.                                   15,242,500
               Total                                                            153,020,019

FEDERATED EQUITY INCOME FUND, INC.

SHARES                                                                              VALUE
COMMON STOCKS--CONTINUED
               FINANCE--10.3%
     114,006   Associates First Capital Corp., Class A                       $    7,438,892
     737,070   Banc One Corp.                                                    31,417,609
     481,300   Chase Manhattan Corp.                                             20,816,225
     312,000   Colonial Properties Trust                                          8,833,500
     364,700   Duke Realty Investments, Inc.                                      8,456,481
     272,850   Equity Residential Properties Trust                               11,510,859
     563,700   First Union Corp.                                                 28,854,394
     320,200   Liberty Property Trust                                             7,624,763
     355,500   Marsh & McLennan Cos., Inc.                                       17,686,125
     301,700   Mellon Bank Corp.                                                 16,612,356
     464,000   Morgan Stanley, Dean Witter & Co.                                 19,981,000
     359,062   NationsBank Corp.                                                 19,209,817
     345,000   New Plan Excel Realty Trust                                        8,042,813
     333,200   Post Properties, Inc.                                             12,849,025
               Total                                                            219,333,859
               HEALTH CARE--11.0%
     935,400   Abbott Laboratories                                               40,631,438
     779,200   American Home Products Corp.                                      40,810,600
     723,000   Baxter International, Inc.                                        43,018,500
     561,300   Bergen Brunswig Corp., Class A                                    28,380,731
     415,500   Bristol-Myers Squibb Co.                                          43,160,063
     296,445   Merck & Co., Inc.                                                 38,408,155
               Total                                                            234,409,487
               PRODUCER MANUFACTURING--5.6%
     820,500   Dresser Industries, Inc.                                          25,127,813
     381,400   General Electric Co.                                              30,345,138
     386,600   Textron, Inc.                                                     23,437,625
     264,100   Xerox Corp.                                                       22,382,475
     526,300   York International Corp.                                          17,565,263
               Total                                                            118,858,314

FEDERATED EQUITY INCOME FUND, INC.

SHARES                                                                              VALUE
COMMON STOCKS--CONTINUED
               RETAIL TRADE--3.0%
   1,950,000   Food Lion, Inc., Class A                                     $    20,718,750
   1,096,300   Food Lion, Inc., Class B                                          10,688,925
     726,700   Penney (J.C.) Co., Inc.                                           32,656,081
               Total                                                             64,063,756
               SERVICES--4.1%
     741,000   Block (H&R), Inc.                                                 30,658,875
     636,300   Browning-Ferris Industries, Inc.                                  19,248,075
   1,898,096   Hollinger International Publishing, Inc.                          27,285,130
     412,400   Wendy's International, Inc.                                        9,150,125
               Total                                                             86,342,205
               TECHNOLOGY--11.2%
     526,900   Avnet, Inc.                                                       19,396,506
     175,050(a)Cisco Systems, Inc.                                               10,820,278
     948,300   Electronic Data Systems Corp.                                     31,471,706
     511,600   General Dynamics Corp.                                            25,675,925
     437,200   Hewlett-Packard Co.                                               23,144,275
     187,600   Intel Corp.                                                       16,086,700
     283,000   International Business Machines Corp.                             36,224,000
     246,500   Lockheed Martin Corp.                                             24,850,281
     450,500   Motorola, Inc.                                                    19,230,719
     145,700(a)Sun Microsystems, Inc.                                             7,257,681
     238,900(a)Tellabs, Inc.                                                      9,511,206
   1,465,400(a)Western Digital Corp.                                             15,753,050
               Total                                                            239,422,327
               TRANSPORTATION--1.0%
     740,300   CNF Transportation, Inc.                                          21,561,238
               UTILITIES--10.9%
     541,500   CMS Energy Corp.                                                  23,589,094
     308,000   El Paso Energy Corp.                                               9,990,750
     740,712   Enron Corp.                                                       39,118,853
     571,000   GTE Corp.                                                         31,405,000

FEDERATED EQUITY INCOME FUND, INC.

SHARES                                                                              VALUE
COMMON STOCKS--CONTINUED
               UTILITIES--CONTINUED
     507,511   MCI Worldcom, Inc.                                           $    24,804,600
   1,105,500   Pacificorp                                                        21,211,781
     696,400   Sonat, Inc.                                                       20,804,950
     285,300   Sprint Corp.                                                      20,541,600
     896,500   TECO Energy, Inc.                                                 25,606,281
     532,500   Williams Cos., Inc. (The)                                         15,309,375
               Total                                                            232,382,284
               TOTAL COMMON STOCKS (IDENTIFIED COST $1,589,396,941)           1,676,585,108
CONVERTIBLE PREFERRED STOCKS--13.3%
               BASIC INDUSTRY--0.5%
     445,000   Merrill Lynch & Co., Inc., STRYPES, Series IML                    10,290,625
               CONSUMER NON-DURABLES--1.6%
     326,200   Ralston Purina Co., SAILS, $1.08, Series Interstate Bakeries      19,898,200
     440,000(b)Suiza Foods Corp., Conv. Pfd., $2.75                              15,011,480
               Total                                                             34,909,680
               FINANCE--3.5%
     613,800   Conseco, Inc., Cumulative PRIDES, Series F, $3.50                 24,206,738
     169,500   Jefferson-Pilot Corp., Conv. Pfd., $5.26                          16,102,500
     705,300   Lincoln National Corp., Cumulative PRIDES, $1.94                  17,368,013
      93,800   SunAmerica, Inc., PERCS, Series E, $3.10                          17,822,000
               Total                                                             75,499,251
               HEALTH CARE--1.2%
     167,700(b)McKesson Corp., Conv. Pfd., $2.50                                 20,981,450
      45,000   McKesson Corp., Conv. Pfd., $2.50                                  5,630,085
               Total                                                             26,611,535
               PRODUCER MANUFACTURING--1.0%
     999,300   Ingersoll-Rand Co., DECS, Series 6.75%                            20,985,300
               SERVICES--0.8%
     330,500   Wendy's International, Inc., Cumulative Conv. Pfd., Series
               A, $2.50                                                          17,330,594

FEDERATED EQUITY INCOME FUND, INC.

SHARES OR                                                                          VALUE
PRINCIPAL
 AMOUNT
CONVERTIBLE PREFERRED STOCKS--CONTINUED
               TECHNOLOGY--2.1%
     453,500   Microsoft Corp., Cumulative Conv. Pfd., Series A, $2.20      $    43,706,067
               UTILITIES--2.6%
     828,000   Texas Utilities Co., Cumulative PRIDES, $4.63                     46,575,000
      62,000   Williams Cos., Inc. (The), Conv. Pfd., $3.50                       8,387,360
               Total                                                             54,962,360
               TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED COST
               $279,996,521)                                                    284,295,412
CONVERTIBLE CORPORATE BONDS--4.0%
               CONSUMER DURABLES--1.1%
$  9,540,000(b)Magna International, Inc., Conv. Bond, 4.875%, 2/15/2005           9,587,700
  13,200,000   Magna International, Inc., Conv. Bond, 5.00%, 10/15/2002          14,367,540
               Total                                                             23,955,240
               RETAIL TRADE--1.6%
  19,260,000   Home Depot, Inc., Sub. Note, 3.25%, 10/1/2001                     33,693,059
               TECHNOLOGY--1.3%
   3,675,000   EMC Corp. Mass, Conv. Bond, 3.25%, 3/15/2002                       9,472,423
   4,520,000(b)EMC Corp. Mass, Sub. Note, 3.25%, 3/15/2002                       11,650,436
  29,000,000(b)Western Digital Corp., Sub. Deb., 5.307% accrual, 2/18/2018        6,509,050
               Total                                                             27,631,909
               TOTAL CONVERTIBLE CORPORATE BONDS (IDENTIFIED COST
               $77,682,944)                                                      85,280,208
(C)REPURCHASE AGREEMENT--4.7%
  99,930,000   Credit Suisse First Boston, Inc., 5.50%, dated 9/30/1998,
               DUE 10/1/1998 (AT AMORTIZED COST)                                 99,930,000
               TOTAL INVESTMENTS (IDENTIFIED COST $2,047,006,406)(D)        $ 2,146,090,728

(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At September 30, 1998, these securities amounted to $63,740,116, which represents 3.0% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $2,047,006,406. The net unrealized appreciation of investments on a federal tax basis amounts to $99,084,322 which is comprised of $268,740,046 appreciation and $169,655,724 depreciation at September 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($2,130,816,304) at September 30, 1998. The following acronyms are used throughout this portfolio: ADR --American Depositary Receipt DECS --Dividend Enhanced Convertible Stock PERCS --Preferred Equity Redemption Cumulative Stock PLC --Public Limited Company PRIDES --Preferred Redeemable Increased Dividend Equity Securities SAILS --Stock Appreciation Income Linked Security STRYPES--Structured Yield Product Exchangeable for Stock (See Notes which are an integral part of the Financial Statements)


FEDERATED EQUITY INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998 (UNAUDITED)

ASSETS:
Total investments in securities, at value (identified and tax cost
$2,047,006,406)                                                                 $2,146,090,728
Cash                                                                                    32,591
Income receivable                                                                    4,742,789
Receivable for investments sold                                                     16,228,417
Receivable for shares sold                                                           4,338,340
Total assets                                                                     2,171,432,865
LIABILITIES:
Payable for investments purchased                                   $38,140,315
Payable for shares redeemed                                           1,066,885
Income distribution payable                                             578,888
Payable for taxes withheld                                               32,680
Accrued expenses                                                        797,793
Total liabilities                                                                   40,616,561
NET ASSETS for 123,323,255 shares outstanding                                   $2,130,816,304
NET ASSETS CONSIST OF:
Paid in capital                                                                 $1,944,372,365
Net unrealized appreciation of investments and translation of
assets and liabilities in foreign currency                                          99,084,217
Accumulated net realized gain on investments and foreign currency
transactions                                                                        85,908,933
Undistributed net investment income                                                  1,450,789
Total Net Assets                                                                $2,130,816,304
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
CLASS A SHARES:
Net Asset Value Per Share ($806,875,476 / 46,711,761 shares
outstanding)                                                                            $17.27
Offering price per share (100/94.50 of 17.27)*                                          $18.28
Redemption proceeds per share                                                           $17.27
CLASS B SHARES:
Net Asset Value Per Share ($1,042,114,471 / 60,304,033 shares
outstanding)                                                                            $17.28
Offering per share                                                                      $17.28
Redemption proceeds per share (94.50/100 of $17.28)**                                   $16.33
CLASS C SHARES:
Net Asset Value Per Share ($168,607,443 / 9,756,240 shares
outstanding)                                                                            $17.28
offering per share                                                                      $17.28
redemption proceeds per share (99.00/100 of $17.28)**                                   $17.11
CLASS F SHARES:
Net Asset Value Per Share ($113,218,914 / 6,551,221 shares
outstanding)                                                                            $17.28
Offering per share (100/99.00 of $17.28)*                                               $17.45
Redemption proceeds per share (99.00/100 of $17.28)**                                   $17.11

* See "Investing in the Fund" in the Prospectus.

** See "Contigent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)


FEDERATED EQUITY INCOME FUND, INC.
STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $33,809)                  $  27,272,275
Interest                                                                  3,390,393
Total income                                                             30,662,668
EXPENSES:
Investment advisory fee                                   $ 6,623,805
Administrative personnel and services fee                     832,392
Custodian fees                                                 45,182
Transfer and dividend disbursing agent fees and expenses    1,153,096
Directors'/Trustees' fees                                      11,586
Auditing fees                                                   8,274
Legal fees                                                      6,624
Portfolio accounting fees                                      88,306
Distribution services fee--Class B Shares                   4,026,849
Distribution services fee--Class C Shares                     667,654
Distribution services fee--Class F Shares                     154,221
Shareholder services fee--Class A Shares                    1,040,863
Shareholder services fee--Class B Shares                    1,342,283
Shareholder services fee--Class C Shares                      222,551
Shareholder services fee--Class F Shares                      154,221
Share registration costs                                      129,014
Printing and postage                                          175,054
Insurance premiums                                              5,520
Taxes                                                          29,703
Miscellaneous                                                  13,793
Total expenses                                             16,730,991
Net investment income                                                    13,931,677
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY:
Net realized gain on investments                                         86,872,562
Net change in unrealized appreciation of investments and
translation of assets and liabilities in foreign currency              (281,028,583)
Net realized and unrealized loss on investments                        (194,156,021)
Change in net assets resulting from operations                        $(180,224,344)

(See Notes which are an integral part of the Financial Statements)


FEDERATED EQUITY INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                        SIX MONTHS
                                                                           ENDED
                                                                       SEPTEMBER 30,     YEAR ENDED
                                                                            1998          MARCH 31,
                                                                         (unaudited)         1998
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                                $    13,931,677  $    28,927,322
Net realized gain on investments and foreign currency transactions
($86,872,562 and $74,636,492, respectively, as computed for federal
tax purposes)                                                             86,872,562       74,063,229
Net change in unrealized appreciation of investments and
translation of assets and liabilities in foreign currency               (281,028,583)     298,409,164
Change in net assets resulting from operations                          (180,224,344)     401,399,715
NET EQUALIZATION CREDITS--                                                        --          139,007
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
Class A Shares                                                            (6,565,595)     (13,769,552)
Class B Shares                                                            (4,373,851)     (10,269,214)
Class C Shares                                                              (722,527)      (1,956,444)
Class F Shares                                                              (809,208)      (2,122,295)
Distributions from net realized gains on investments and foreign currency transactions
Class A Shares                                                           (12,992,147)     (29,798,530)
Class B Shares                                                           (16,710,218)     (33,144,518)
Class C Shares                                                            (2,757,315)      (6,381,098)
Class F Shares                                                            (1,909,332)      (5,258,251)
Change in net assets resulting from distributions to
shareholders                                                             (46,840,193)    (102,699,902)
SHARE TRANSACTIONS (EXCLUSIVE OF AMOUNTS ALLOCATED TO NET
investment income)--
Proceeds from sale of shares                                             457,917,338      981,235,447
Net asset value of shares issued to shareholders in payment of
distributions declared                                                    39,743,137       86,200,577
Cost of shares redeemed                                                 (263,710,349)    (282,342,329)
Change in net assets resulting from share transactions                   233,950,126      785,093,695
Change in net assets                                                       6,885,589    1,083,932,515
NET ASSETS:
Beginning of period                                                    2,123,930,715    1,039,998,200
End of period (including undistributed net investment income of
$1,450,789)                                                          $ 2,130,816,304  $ 2,123,930,715

(See Notes which are an integral part of the Financial Statements)


FEDERATED EQUITY INCOME FUND, INC.
FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD))

                                                       SIX MONTHS
                                                          ENDED
                                                     SEPTEMBER 30,
                                                          1998                   YEAR ENDED MARCH 31,
                                                       (UNAUDITED)   1998      1997      1996      1995     1994
NET ASSET VALUE, BEGINNING OF PERIOD                     $19.14     $15.59    $14.26    $11.50    $11.06    $10.91
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      0.16       0.41      0.42      0.46      0.49      0.43
Net realized and unrealized gain (loss) on investments    (1.59 )     4.41      2.16      2.96      0.40      0.15
Total from investment operations                          (1.43 )     4.82      2.58      3.42      0.89      0.58
LESS DISTRIBUTIONS
Distributions from net investment income                  (0.15 )    (0.40 )   (0.41 )   (0.41 )   (0.45 )   (0.43 )
Distributions from net realized gain on investments       (0.29 )    (0.87 )   (0.84 )   (0.25 )      --        --
Total distributions                                       (0.44 )    (1.27 )   (1.25 )   (0.66 )   (0.45 )   (0.43 )
NET ASSET VALUE, END OF PERIOD                           $17.27     $19.14    $15.59    $14.26    $11.50    $11.06
TOTAL RETURN(A)                                           (7.65%)    31.80%    18.82%    30.37%     8.31%     5.29%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                   1.08%*     1.09%     1.08%     1.03%     1.00%     1.00 %
Net investment income                                      1.70%*     2.25%     2.68%     3.19%     4.01%     3.82 %
Expense waiver/reimbursement(b)                              --         --      0.04%     0.20%     0.36%     0.89 %
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                $806,875   $809,103  $431,281  $220,268  $108,683   $84,665
Portfolio turnover                                           34%        69%       75%       96%       91%       43%

* Computed on an annualized basis.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


FEDERATED EQUITY INCOME FUND, INC.
FINANCIAL HIGHLIGHTS--CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                       SIX MONTHS
                                                          ENDED
                                                     SEPTEMBER 30,
                                                          1998            YEAR ENDED MARCH 31,
                                                       (UNAUDITED)   1998      1997      1996         1995(A)
NET ASSET VALUE, BEGINNING OF PERIOD                     $19.15      $15.59    $14.26     $11.50     $11.24
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      0.09        0.27      0.34       0.32(d)    0.19
Net realized and unrealized gain (loss) on investments    (1.59 )      4.42      2.13       3.01       0.26
Total from investment operations                          (1.50 )      4.69      2.47       3.33       0.45
LESS DISTRIBUTIONS
Distributions from net investment income                  (0.08 )     (0.26 )   (0.30 )    (0.32 )    (0.19 )
Distributions from net realized gain on investments       (0.29 )     (0.87 )   (0.84 )    (0.25 )      ---
Total distributions                                       (0.37 )     (1.13 )   (1.14 )    (0.57 )    (0.19 )
NET ASSET VALUE, END OF PERIOD                           $17.28      $19.15    $15.59     $14.26     $11.50
TOTAL RETURN(B)                                           (8.00%)     30.90%    17.92%     29.40%      4.14%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                   1.83%*      1.84%     1.87%      1.83%      1.80%*
Net investment income                                      0.95%*      1.50%     1.85%      2.31%      3.42%*
Expense waiver/reimbursement(c)                              --          --        --       0.16%      0.47%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)              $1,042,114  $1,015,339   $418,675   $71,019     $6,072
Portfolio turnover                                           34%         69%       75%        96%        91%

*  COMPUTED ON AN ANNUALIZED BASIS.

(a) Reflects operations for the period from September 27, 1994 (date of initial public offering) to March 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Calculated using average outstanding shares. (See Notes which are an integral part of the Financial Statements)


FEDERATED EQUITY INCOME FUND, INC.
FINANCIAL HIGHLIGHTS--CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      SIX MONTHS
                                                        ENDED
                                                    SEPTEMBER 30,
                                                          1998                   YEAR ENDED MARCH 31,
                                                      (UNAUDITED)   1998       1997      1996      1995     1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                     $19.15    $15.59     $14.26    $11.50    $11.06    $10.76
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      0.09      0.27       0.30      0.32      0.37      0.34
Net realized and unrealized gain (loss) on investments    (1.59 )    4.42       2.16      3.00      0.44      0.28
Total from investment operations                          (1.50 )    4.69       2.46      3.32      0.81      0.62
LESS DISTRIBUTIONS
Distributions from net investment income                  (0.08 )   (0.26 )    (0.29 )   (0.31 )   (0.37 )   (0.32  )
Distributions from net realized gain on investments       (0.29 )   (0.87 )    (0.84 )   (0.25 )      --        --
Total distributions                                       (0.37 )   (1.13 )    (1.13 )   (0.56 )   (0.37 )   (0.32  )
NET ASSET VALUE, END OF PERIOD                           $17.28    $19.15     $15.59    $14.26    $11.50    $11.06
TOTAL RETURN(B)                                           (8.00%)   30.90%     17.90%    29.39%     7.52%     5.66 %
RATIOS TO AVERAGE NET ASSETS
Expenses                                                   1.83%*    1.84%      1.87%     1.80%     1.76%     1.79%*
Net investment income                                      0.95%*    1.50%      1.89%     2.43%     3.25%     2.99%*
Expense waiver/reimbursement(c)                              --        --         --      0.18%     0.36%     0.89%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                $168,607  $173,900   $101,588   $48,161   $30,189   $24,632
Portfolio turnover                                           34%       69%       75%       96%       91%        43%

*  Computed on an annualized basis.

(a) Reflects operations for the period from May 3, 1993 (date of initial public offering) to March 31, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


FEDERATED EQUITY INCOME FUND, INC.
FINANCIAL HIGHLIGHTS--CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      SIX MONTHS
                                                        ENDED
                                                    SEPTEMBER 30,
                                                          1998                   YEAR ENDED MARCH 31,
                                                      (UNAUDITED)    1998       1997      1996      1995     1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                     $19.15      $15.59   $14.26   $11.51   $11.06   $11.74
Income from investment operations
Net investment income                                      0.13        0.36     0.38     0.39     0.42     0.17
Net realized and unrealized gain (loss) on investments    (1.59 )      4.42     2.16     2.99     0.46    (0.68  )
Total from investment operations                          (1.46 )      4.78     2.54     3.38     0.88    (0.51  )
LESS DISTRIBUTIONS
Distributions from net investment income                  (0.12 )     (0.35 )  (0.37 )  (0.38 )  (0.43 )  (0.17  )
Distributions from net realized gain on investments       (0.29 )     (0.87 )  (0.84 )  (0.25 )     --       --
Total distributions                                       (0.41 )     (1.22 )  (1.21 )  (0.63 )  (0.43 )  (0.17  )
NET ASSET VALUE, END OF PERIOD                           $17.28      $19.15   $15.59   $14.26   $11.51   $11.06
TOTAL RETURN(B)                                           (7.77%)     31.54%   18.50%   30.06%    8.05%   (4.43 %)
RATIOS TO AVERAGE NET ASSETS
Expenses                                                   1.33%*      1.34%    1.36%    1.30%    1.24%    1.29%*
Net investment income                                      1.45%*      2.00%    2.41%    2.95%    3.79%    3.71%*
Expense waiver/reimbursement(c)                              --          --     0.01%    0.18%    0.36%    0.89%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                 $113,219   $125,588  $88,454  $51,707  $34,886  $21,010
Portfolio turnover                                           34%         69%      75%      96%      91%      43%

*  Computed on an annualized basis.

(a) Reflects operations for the period from November 12, 1993 (date of initial public offering) to March 31, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


FEDERATED EQUITY INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1998 (UNAUDITED)

1. ORGANIZATION

Federated Equity Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares:
Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The investment objective of the Fund is to provide above average income and capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION--U.S. government securities and listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

EQUALIZATION--Effective April 1, 1998, the Fund discontinued its use of equalization. Equalization is an accounting practice whereby a portion of the proceeds of sales and costs of redemptions of Fund shares is credited or charged to undistributed net investment income on a per share basis, as determined on the date of the transaction. This change in accounting policy does not effect the Fund's net assets, net asset value per share, or net investment income.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when- issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FUTURES CONTRACTS--The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. For the period ended September 30, 1998, the Fund had realized gains on future contracts of $455,817. At September 30, 1998, the Fund had no outstanding futures contracts.

RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at September 30,
1998 is as follows:
SECURITY                                  ACQUISITION DATES     ACQUISITION COST
EMC Corp. Mass, Sub. Note                3-6-1997 - 7-17-1997     $  4,520,000
Magna International, Inc., Conv. Bond   2-10-1998 - 2-18-1998        9,547,350
McKesson Corp., Conv. Pfd.               2-9-1998 - 2-13-1998       12,866,442
Suiza Foods Corp., Conv. Pfd.                  3-19-1998            22,000,000
Western Digital Corp. Sub. Deb.          4-30-1998 - 5-4-1998       11,163,297


USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements.
Actual results could differ from those estimated.

OTHER--Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At September 30, 1998, par value shares ($0.01 per share) authorized were as follows:
                   NUMBER OF
                  PAR VALUE
                CAPITAL STOCK CLASS NAME AUTHORIZED Class A Shares 500,000,000 Class B Shares 500,000,000 Class C Shares 500,000,000 Class F Shares 500,000,000 TOTAL 2,000,000,000


Transactions in capital stock were as follows:

                                                                SIX MONTHS ENDED                YEAR ENDED
                                                                SEPTEMBER 30,1998             MARCH 31,1998
CLASS A SHARES                                                SHARES          AMOUNT       SHARES         AMOUNT
Shares sold                                                 12,026,741   $ 223,651,491   21,665,520   $ 384,363,042
Shares issued to shareholders in payment of distributions
declared                                                       797,403      14,984,416    1,835,156      32,252,065
Shares redeemed                                             (8,389,458)   (155,738,117)  (8,880,080)   (158,399,975)
Net change resulting from Class A Share transactions         4,434,686   $  82,897,790   14,620,596   $ 258,215,132
                                                                SIX MONTHS ENDED                YEAR ENDED
                                                                SEPTEMBER 30,1998             MARCH 31,1998
CLASS B SHARES                                                SHARES          AMOUNT       SHARES         AMOUNT
Shares sold                                                 10,693,138   $ 200,770,395   28,472,174   $ 506,949,254
Shares issued to shareholders in payment of distributions
declared                                                     1,022,837      19,284,576    2,276,373      39,954,264
Shares redeemed                                             (4,438,983)    (81,995,418)  (4,569,309)    (81,531,106)
Net change resulting from Class B Share transactions         7,276,992   $ 138,059,553   26,179,238   $ 465,372,412
                                                                SIX MONTHS ENDED                YEAR ENDED
                                                                SEPTEMBER 30,1998             MARCH 31,1998
CLASS C SHARES                                                SHARES          AMOUNT       SHARES         AMOUNT
Shares sold                                                  1,456,294   $  27,339,432    3,775,445   $  67,504,456
Shares issued to shareholders in payment of distributions
declared                                                       163,151       3,078,253      421,985       7,403,711
Shares redeemed                                               (945,604)    (17,404,485)  (1,629,464)    (29,184,516)
Net change resulting from Class C Share transactions           673,841   $  13,013,200    2,567,966   $  45,723,651
                                                                SIX MONTHS ENDED                YEAR ENDED
                                                                SEPTEMBER 30,1998             MARCH 31,1998
CLASS F SHARES                                                SHARES          AMOUNT       SHARES         AMOUNT
Shares sold                                                    326,778   $   6,156,020    1,262,627   $  22,418,695
Shares issued to shareholders in payment of distributions
declared                                                       127,133       2,395,892      375,370       6,590,537
Shares redeemed                                               (461,249)     (8,572,329)    (751,681)    (13,226,732)
Net change resulting from Class F Share transactions            (7,338)  $     (20,417)     886,316   $  15,782,500
Net change resulting from Share transactions                12,378,181  $  233,950,126   44,254,116  $  785,093,695



4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets.

ADMINISTRATIVE FEE--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.
                         PERCENTAGE OF AVERAGE
SHARE CLASS            DAILY NET ASSETS OF CLASS
Class A Shares                   0.50%
Class B Shares                   0.75%
Class C Shares                   0.75%
Class F Shares                   0.25%


For the six months ended September 30, 1998, Class A Shares did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL--Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

5. YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended September 30, 1998, were as follows:
PURCHASES                $929,283,016
SALES                    $719,378,080



DIRECTORS
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
Nicholas P. Constantakis
William J. Copeland
J. Christopher Donahue
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr., Esq.
Peter E. Madden
John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Matthew S. Hardin
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400

www.federatedinvestors.com

Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407
8110102 (11/98)
[Graphic]







                                    APPENDIX

A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 12/31/86 to 9/30/98. The "y" axis is measured in increments of $10,000 ranging from $0 to $60,000 and indicates that the ending value of hypothetical initial investment of $12,000 (1,125 Shares) in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $48,910 (2,832 Shares) on 9/30/98.

A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 12/31/86 to 9/30/98. The "y" axis is measured in increments of $5,000 ranging from $0 to $35,000 and indicates that the ending value of hypothetical yearly investments of $1,000 over 11 years in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $30,397 (1,760 Shares) on 9/30/98.

A3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 9/30/88 to 9/30/98. The "y" axis is measured in increments of $10,000 ranging from $0 to $70,000 and indicates that the ending value of hypothetical initial investment of $15,000 (1,491 Shares) in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $55,540 (3,216 Shares) on 9/30/98.